USCA Fund Trust

USCA Premium Buy-Write Fund (the "Fund")

Investor Class Shares – SHLIX
(not available for purchase)

Institutional Class Shares – SHLDX

Supplement dated June 8, 2018
to the Statement of Additional Information dated January 8, 2018 (the "SAI")

Effective May 24, 2018, the Board of Trustees (the "Board") of USCA Fund Trust (the "Trust") appointed Thomas V. Rushing to the Board to serve as an interested Trustee.

With the appointment of Mr. Rushing, the following changes are made to the SAI:

1.	On page 21, under the section titled "MANAGEMENT," the first sentence is deleted in its entirety and replaced with the following:

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request.  The Board consists of five (5) individuals, three (3) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust ("Independent Trustees").

2.	On page 21, under the section entitled "Board Leadership Structure," the first sentence is deleted in its entirety and replaced with the following:

The Trust is led by Mr. Robert Harvey, who has served as the Chairman of the Board since July 2016.  The Board of Trustees is comprised of Mr. Harvey, Mr. John Ferguson, Mr. Paul Wigdor, Mr. Philip Pilibosian, and Mr. Thomas V. Rushing.

3.	On page 23, under the section titled "Trustee Qualifications," in the table listing the Interested Trustees and Officers, the following row is added after the entry for Phil Pilibosian:

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in the Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Thomas V. Rushing (Born 1940)	Trustee since May 2018	Financial Consultant, Merrill Lynch Wealth Management, 1978-2017	1	None

4.	The following disclosure is added to the end of the section entitled "Trustee Qualifications," immediately before the section entitled "Board Committees":

Mr. Rushing

Mr. Rushing has approximately 40 years' experience in the financial services and investment management industry.  Mr. Rushing held multiple positions of increasing responsibility with Merrill Lynch Wealth Management between 1978 and 2017. As an executive at Merrill Lynch Wealth Management, Mr. Rushing managed a team of over fifteen individuals with more than $4 billion in assets under management, including $1.7 billion in hedge fund capital.

Mr. Rushing currently serves on the Advisory Board of the MD Anderson Cancer Center at the University of Texas and the Board of the Houston Grand Opera as the Chairman of the Opera's Endowment Fund.

Mr. Rushing received his B.A. from the University of Texas.

5.	On page 27, in the table in the section entitled "Compensation," the following row is added after the entry for Phil Pilibosian:

Name and Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex** Paid to Trustees
Thomas V. Rushing, Trustee*	$0	$0	$0	$0

6.	On page 28, in the sub-section titled "Management and Trustee Ownership", the first sentence is deleted in its entirety and replaced with the following disclosure:

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2017 in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Fund Complex Overseen by Trustee*
John Ferguson	None	None
Robert Harvey	None	None
Paul Wigdor	None	None
Phil Pilibosian	Over $100,000	Over $100,000
Thomas V. Rushing	Over $100,000	Over $100,000
*The term "Fund Complex" includes USCA All Terrain Fund.

As of May 31, 2018, the Trustees and officers, as a group, owned approximately 1.23% of the Fund's outstanding shares.

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This Supplement, the Fund's Prospectus ("Prospectus") and the SAI each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and SAI have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling (844) 877-4539.